OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated January 17, 2007

This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Insurance Series Fund, dated April 4, 2006, as supplemented. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or by accessing the Internet at www.omfunds.com.

The section of the Prospectus titled “More About the Portfolios” and subtitled “Investment Strategies” is hereby amended by adding the sentence, below, immediately following the “CastleArk’s Investment Strategies – Old Mutual Large Cap Growth Concentrated and Large Cap Growth Portfolios” sub-heading:

After discussions among the Board of Trustees of the Trust (the “Board”), Old Mutual Capital, and CastleArk, the Board will be selecting a new sub-adviser to replace CastleArk for the Old Mutual Large Cap Growth Concentrated and Large Cap Growth Portfolios in early 2007.

The section of the Prospectus titled “The Investment Adviser and Sub-Advisers” and subtitled “The Investment Adviser” is hereby amended by replacing the fourth paragraph thereunder with the following paragraph:

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Old Mutual Growth II Portfolio; Old Mutual Large Cap Growth Concentrated Portfolio; Old Mutual Large Cap Growth Portfolio; Old Mutual Mid-Cap Portfolio; Old Mutual Select Value Portfolio; Old Mutual Small Cap Growth Portfolio; Old Mutual Small Cap Portfolio; and Old Mutual Columbus Circle Technology and Communications Portfolio.

The section of the Prospectus titled “Investing in the Portfolios” is hereby amended by adding the sentence, below, immediately following the last paragraph under the “Buying & Selling Portfolio Shares” sub-heading:

Redemptions In-Kind. The Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate net asset value of a Portfolio in any 90-day period.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-07-007 01/2007